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                      SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549

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                                  FORM 8-K


                                CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported) JUNE 15, 2000




                           CHEROKEE INTERNATIONAL, LLC
               (Exact Name of Registrant as Specified in Charter)


         CALIFORNIA                   333-82713                33-0696451
-------------------------------      ------------          -------------------
(State or Other Jurisdiction of      (Commission           (I.R.S. Employer
       Incorporation)                File Number)          Identification No.)




  2841 DOW AVENUE, TUSTIN, CALIFORNIA                             92780
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(Address of Principal Executive Offices)                        (Zip Code)


Registrant's telephone number, including area code     (714) 544-6665
                                                      ----------------

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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

         On June 19, 2000, Cherokee International, LLC, a limited liability company organized under the laws of the State of California ("Cherokee"), issued the press release attached hereto as Exhibit 99.1, announcing the completion of Cherokee's acquisition of Industrial and Telecommunication Systems and related entities ("ITS"). The acquisition was effected by means of the purchase (the "Purchase") by Cherokee of all the outstanding shares of ITS from Panta Electronics B.V., a private company incorporated under the laws of the Netherlands ("Panta"). The Purchase was effected on June 15, 2000.

         Pursuant to the terms of the Stock Purchase Agreement, dated as of May 24, 2000, among Cherokee and Panta, Cherokee paid $52,872,000.00 (subject to certain post-closing adjustments) in exchange for the shares of ITS. The Purchase was financed with (i) equity contributions by all of the major owners of Cherokee, (ii) the sale of equity securities to a corporation owned by OCM/GFI Power Opportunities Fund, (iii) additional borrowings under the Credit Agreement, dated as of April 30, 1999, among Cherokee, as Borrower, and Heller Financial, Inc., as Agent and as a Lender, and the Lenders from time to time party thereto, as amended on June 15, 2000, to, among other things, include a new term loan and (iv) existing cash.

         The plant, equipment and other physical property of ITS acquired by Cherokee by way of the Purchase have been used by Panta, and will be used by Cherokee, in a manner described in the press release of Cherokee, dated June 19, 2000, attached hereto as Exhibit 99.1, which Cherokee incorporates by reference into this Current Report on Form 8-K.


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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a)      FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED.

         It is impracticable to provide the required financial information as of the date of this filing. The required financial information will be filed by amendment no later than August 29, 2000.

(b)      PRO FORMA FINANCIAL INFORMATION.

         It is impracticable to provide the required financial information as of the date of this filing. The required financial information will be filed by amendment no later than August 29, 2000.

(c)      EXHIBITS.

EXHIBIT           DESCRIPTION
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2.1               Stock Purchase Agreement, dated as of May 24, 2000, between
                  Cherokee International, LLC, and Panta Electronics B.V.
                  (without schedules or exhibits)1

99.1              Press Release of Cherokee International, LLC, dated June 19,
                  2000




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                  1 Cherokee agrees to supplementally furnish a copy of any
                  omitted schedule or exhibit to the Securities and Exchange Commission upon request.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

         Dated:  June 30, 2000


                                       CHEROKEE INTERNATIONAL, LLC


                                       By:  /s/ R. Van Ness Holland, Jr.
                                          ------------------------------
                                       Name:    R. Van Ness Holland, Jr.
                                       Title:   Chief Financial Officer





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